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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 16, 2004


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

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           Delaware                    333-120038               06-1442101
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(State or Other Jurisdiction          (Commission          (I.R.S. Employer
of Incorporation)                     File Number)       Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                06830
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On December 16, 2004 a single series of certificates, entitled Fremont Home Loan Trust 2004-4, Asset-Backed Certificates, Series 2004-4 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Litton Loan Servicing LP as servicer (the "Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of twenty classes of certificates (collectively, the "Certificates"), designated as the "Class I-A1 Certificates", "Class I-A2 Certificates", "Class II-A1 Certificates", "Class II-A2 Certificates", "Class II-A3 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class M-10 Certificates", "Class B Certificates", "Class C Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $950,463,177.55 as of December 1, 2004 (the "Cut-off Date"). The Mortgage Loans were assigned to the Trust pursuant to the Assignment and Recognition Agreement, dated December 16, 2004, (the "Assignment Agreement") among Fremont Investment & Loan (the "Originator"), Greenwich Capital Financial Products, Inc. (the "Assignor") and the Depositor. The Class I-A1 Certificates, Class I-A2 Certificates, Class II-A1 Certificates, Class II-A2 Certificates, Class II-A3 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated December 13, 2004 (the "Underwriting Agreement") between the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                          ORIGINAL CERTIFICATE            PASS-THROUGH
             CLASS        PRINCIPAL BALANCE(1)               RATE(2)
             -----        --------------------               -------
Class I-A1                    $500,000,000                 Variable(3)
Class I-A2                     $55,556,000                 Variable(3)
Class II-A1                   $183,000,000                 Variable(3)
Class II-A2                   $275,000,000                 Variable(3)
Class II-A3                    $47,544,000                 Variable(3)
Class M-1                      $74,925,000                 Variable(3)
Class M-2                      $43,200,000                 Variable(3)
Class M-3                      $26,325,000                 Variable(3)
Class M-4                      $23,625,000                 Variable(3)
Class M-5                      $22,950,000                 Variable(3)
Class M-6                      $19,575,000                 Variable(3)

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Class M-7                      $18,900,000                 Variable(3)

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(1)  Plus or minus 5%.
(2) The pass-through rate on each class of offered certificates is subject to increase after the optional termination date and subject to certain limitation as set forth in the prospectus supplement.
(3)  Determined as provided in the prospectus supplement.

     The Certificates, other than Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates, Class B Certificates, Class C Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates, and Mortgage Loans are more particularly described in the Prospectus, dated December 13, 2004 and the Prospectus Supplement, dated December 13, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates, Class B Certificates, Class C Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits


              EXHIBIT NO.                       DESCRIPTION
        ----------------------  ------------------------------------------------
                  4.1 Pooling and Servicing Agreement, dated as of December 1, 2004, by and among Financial Asset Securities Corp. as Depositor, Litton Loan Servicing LP as Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2004-4 Certificates.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 3, 2005
                                        FINANCIAL ASSET SECURITIES CORP.
                                        By: /s/ Frank Skibo
                                           ------------------------------------
                                        Name:   Frank Skibo
                                        Title:  Managing Director

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                                Index to Exhibits
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                                                                   SEQUENTIALLY
   EXHIBIT NO.                   DESCRIPTION                      NUMBERED PAGE
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       4.1         Pooling and Servicing Agreement, dated as           7
                   of December 1, 2004, by and among
                   Financial Asset Securities Corp. as
                   Depositor, Litton Loan Servicing LP as
                   Servicer and Deutsche Bank National Trust
                   Company as Trustee, relating to the Series
                   2004-4 Certificates.